SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 23, 2002
Date of Report
(Date of Earliest Event Reported)

EXPEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	000-27429	91-1996083
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005
(Address of Principal Executive Offices, including Zip Code)

(425) 564-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Exhibits.    The following item is attached as an exhibit hereto:

Exhibit 99.1    Questions and Answers Related to Taxes on Merchant Hotel Revenue

Item 9.    Regulation FD Disclosure

On December 23, 2002, the New York Times reported that two states and one municipality believe the Company and other Internet travel companies should pay sales or occupancy taxes on merchant hotel revenue. The questions and answers appearing in Exhibit 99.1 are furnished and not filed pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC

Dated: December 23, 2002	By:	/s/ GREGORY S. STANGER
Gregory S. Stanger Senior Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Questions and Answers Related to Taxes on Merchant Hotel Revenue